UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                         Date of Report - July 22, 2003



                              CH ENERGY GROUP, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                         0-30512                      14-1804460
----------------------        -------------               ----------------
State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification
incorporation)                                               Number)

284 South Avenue, Poughkeepsie, New York                  12601-4879
----------------------------------------              ----------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.  See Exhibit Index

Item 9.     Regulation FD Disclosure

            The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

            On July 21, 2003, Registrant issued its second quarter 2003 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99(i)20, to which reference is made.

                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CH ENERGY GROUP, INC.
                                          (Registrant)


                                    By:  /s/  Donna S. Doyle
                                         -------------------------

                                            DONNA S. DOYLE
                              Vice President - Accounting and Controller

Dated:    July 22, 2003

                                       Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description

 99(i)20 Press Release of CH Energy Group, Inc., issued July 21, 2003, relating to its second quarter 2003 earnings.